UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 11, 2013

Natural Health Trends Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336
(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1400, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(972) 241-4080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 11, 2013, Natural Health Trends Corp. issued a press release announcing its estimated revenues for the quarter ended September 30, 2013. The press release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Press Release of Natural Health Trends Corp. dated October 11, 2013.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Natural Health Trends Corp. dated October 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2013

NATURAL HEALTH TRENDS CORP.

By:	/s/ Gary C. Wallace
Gary C. Wallace
General Counsel